UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 5, 2007

NATIONAL PATENT DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50587	13-4005439
(Commission File Number)	(IRS Employer Identification No.)

10 East 40th Street, Suite 3110, New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

(646) 742-1600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

EXPLANATORY NOTE

On April 5, 2007, pursuant to the terms of a definitive asset purchase agreement between Five Star Products, Inc. (“Five Star”), a 58%-owned subsidiary of National Patent Development Corporation (the “Company”), and Right-Way Dealer Warehouse, Inc. (“Right-Way”), dated as of March 13, 2007 (the “Agreement”), Five Star acquired substantially all the assets (except certain “Excluded Assets”, as defined in the Agreement) and assumed certain of the liabilities of Right-Way.

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Five Star on April 11, 2007 (the “Original Form 8-K”) and to include the historical financial statements of Right-Way and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X. The information previously reported in the Original Form 8-K is hereby incorporated by reference into this amendment.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The unaudited financial statements of Right-Way as of and for the three months ended March 31, 2007 are attached as Exhibit 99.1 to the Current Report on Form 8-K/A filed by Five Star with the Securities and Exchange Commission on June 15, 2007 and are incorporated herein by reference.

The audited financial statements of Right-Way as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 are attached as Exhibit 99.2 to the Current Report on Form 8-K/A filed by Five Star with the Securities and Exchange Commission on June 15, 2007 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated condensed combined financial statements relating to the acquisition by the Company of substantially all the assets (except certain “Excluded Assets”, as defined in the Agreement) of Right-Way, and the assumption by Five Star of certain of the liabilities of Right-Way, as of and for the three months ended March 31, 2007 and for the year ended December 31, 2006 are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.
Exhibit No.	Description

99.1

Unaudited financial statements of Right-Way Dealer Warehouse, Inc. as of and for the three months ended March 31, 2007 (incorporated herein by reference to Esxhibit 99.1 to the Current Report on Form 8-K/A of Five Star Products, Inc. filed with the SEC on June 15, 2007)

99.2

Audited financial statements of Right Way Dealer Warehouse, Inc. as of December 31, 2006 and December 31, 2005 and for each of the years ended December 31, 2006, 2005 and 2004 (incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K/A of Five Star Products, Inc. filed with the SEC on June 15, 2007)

99.3	Unaudited pro forma consolidated condensed combined financial statements as of and for the three months ended March 31, 2007 and the year ended December 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PATENT DEVELOPMENT

CORPORATION

Date:	June 15, 2007	By:	/s/ JOHN C. BELKNAP
		Name:	John C. Belknap
		Title:	Vice President